UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.          )
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[ ]	Preliminary Proxy Statement

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[ ]	Definitive Proxy Statement

[X]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to §240.14a-12.

AT&T Corp.

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Explanatory Note

      The following script was first used in connection with the vote by telephone facility available to shareholders of AT&T on or about May 27, 2005.

2005 Annual Meeting of Shareholders
Telephone Voting Script
(1-800-273-1174)
4/19/05

Speech 1 (Welcome Message)

Welcome to AT&T’S 2005 Annual Meeting Proxy Voting Line.

Speech 1A (Number Message)

Please enter the number printed in the shaded area on your proxy card.

Speech 2 (Vote on ALL Items)

To vote as the Board recommends on ALL items, press 1. To vote on each of the items separately, press 0.

Speech 3 (Merger Proposals)

•	ITEM 1: To vote FOR, press 1; to vote AGAINST, press 9; to ABSTAIN, press 0.

•	ITEM 1a: To vote FOR, press 1; to vote AGAINST, press 9; to ABSTAIN, press 0.

Speech 4 (Election of Nine Directors)

The following director nominees are for reference only; they are not included in the telephone script

Director Nominees
(01) W.F. Aldinger
(02) K.T. Derr
(03) D.W. Dorman
(04) M.K. Eickhoff-Smith
(05) H.L. Henkel
(06) F.C. Herringer
(07) J.C. Madonna
(08) D.F. McHenry
(09) T.L. White

ITEM 2: Election of Directors

•	To vote FOR ALL nominees, press 1.

•	To WITHHOLD FROM ALL nominees, press 9.

•	To WITHHOLD FROM AN INDIVIDUAL nominee, press 0.

Speech 5 (Nominee Voting Directions)

To withhold from an individual nominee, enter the two-digit number that appears to the left of the nominee’s name on your proxy card.

Speech 5A

To withhold from an additional nominee, press 1. If you have completed voting for director nominees, press 0.

Speech 6 (Auditor and Shareholder Proposals)

•	ITEM 3: To vote FOR, press 1; to vote AGAINST, press 9; to ABSTAIN, press 0.

•	ITEM 4: To vote FOR, press 1; to vote AGAINST, press 9; to ABSTAIN, press 0.

•	ITEM 5: To vote FOR, press 1; to vote AGAINST, press 9; to ABSTAIN, press 0.

•	ITEM 6: To vote FOR, press 1; to vote AGAINST, press 9; to ABSTAIN, press 0.

•	ITEM 7: To vote FOR, press 1; to vote AGAINST, press 9; to ABSTAIN, press 0.

•	ITEM 8: To vote FOR, press 1; to vote AGAINST, press 9; to ABSTAIN, press 0.

•	ITEM 9: To vote FOR, press 1; to vote AGAINST, press 9; to ABSTAIN, press 0.

Closing A

You have voted as the Board recommends. If this is correct, press 1. If this is incorrect, press 0.

Closing B (Voting Confirmation Message)

You have voted your shares as follows:

•	ITEM 1 – Adopt the merger agreement among SBC, AT&T and Merger Sub: (FOR) or (AGAINST) or (ABSTAIN).

•	ITEM 1a – Adjournment to permit further solicitation of proxies in favor of Item 1: (FOR) or (AGAINST) or (ABSTAIN).

•	ITEM 2 – Election of Directors: (FOR ALL) or (WITHHOLD FROM ALL) or (FOR ALL EXCEPT ... [Nominee’s Names])

•	ITEM 3 – Ratification of Auditors: (FOR) or (AGAINST) or (ABSTAIN).

•	ITEM 4 – No Future Stock Options: (FOR) or (AGAINST) or (ABSTAIN).

•	ITEM 5 – Link Restricted Stock Unit Vesting to Performance: (FOR) or (AGAINST) or (ABSTAIN).

•	IITEM 6 – Executive Compensation: (FOR) or (AGAINST) or (ABSTAIN).

•	ITEM 7 – Poison Pill: (FOR) or (AGAINST) or (ABSTAIN).

•	ITEM 8 – Shareholder Approval of Future SERPs: (FOR) or (AGAINST) or (ABSTAIN).

•	ITEM 9 – Shareholder Ratification of Severance Agreements: (FOR) or (AGAINST) or (ABSTAIN).

If this is correct, press 1 now. If this is incorrect, press 0.

Speech 7 (Electronic Access)

If you prefer to access the annual report and proxy statement electronically, press 1. If not, press 0.

Speech 8 (Attend the Annual Meeting)

If you plan to attend the Annual Meeting, press 1. If not, press 0.

Speech 9 (Proxy Card Instructions)

Since you have voted your shares by telephone, please DO NOT return your proxy card. Thank you for voting your shares.

Speech 10 (Errors generated within the voting application)

We’re sorry but you have made an invalid selection.

Speech 10a (Error accessing the voting application)

We are sorry; your vote was not processed. Please try again by calling 1-800-273-1174, Anytime. Thank you for using AT&T’s Annual Meeting Proxy Voting Line.